SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CORNERWORLD CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

February 22, 2013

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of CornerWorld Corporation (the “Company”), which will be held at the Company’s offices, 13101 Preston Road, Suite 100, Dallas, Texas 75240, on Wednesday, April 17, 2013 at 11:00 a.m. local time.

At this meeting, you will be asked:

1.	to elect two (2) Directors who will serve one-year terms or until their successors have been duly elected and qualified.

2.	To adopt a non-binding resolution to approve the compensation of our named executive officers;

3.	To consider an advisory vote with respect to the frequency of a shareholder vote to approve a non-binding resolution to approve the compensation of our named executive officers;

4.	to ratify the selection of Schumacher and Associates, as the Company’s independent registered public accountants for the fiscal year ending April 30, 2013; and

5.	to transact such other business as may properly come before the meeting.

The enclosed notice and Proxy Statement contain details about the business to be conducted at the meeting. You may also read the notice and Proxy Statement on our web page at http://www.cornerworld.com/.

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet, which are available for review at http://www.cstproxy.com/cornerworld/2013. Instructions on how to access and review the proxy materials on the Internet can be found on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to all stockholders. The Notice will also include instructions for stockholders on how to access the proxy card to vote over the Internet and how to obtain paper copies of the proxy materials. Alternatively, you may request paper copies of the proxy materials by calling 1-888-221-0690, or sending a request to our corporate offices, 13101 Preston Road, Suite 100, Dallas, Texas 75240, Attn: Chief Executive Officer. There is NO charge for requesting a paper copy. If you are able to attend the meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted at the meeting.

Sincerely,

/s/ Scott N. Beck

Scott N. Beck

Chairman of the Board of Directors and Chief Executive Officer

Dallas, Texas

CORNERWORLD CORPORATION

13101 Preston Road, Suite 100

Dallas, Texas 75240

______________

Notice of Annual Meeting of Stockholders

To Be Held April 17, 2013

______________

Time:	11:00 a.m. (local time)
Date:	April 17, 2013
Place:	CornerWorld Corporation
13101 Preston Road, Suite 100
Dallas, Texas 75240

Items of Business:	(1)	To elect two (2) Directors of the Company who will serve until the 2013 Annual Meeting of Stockholders or until their successors are elected and qualified;

	(2)	To adopt a non-binding resolution to approve the compensation of our named executive officers;

	(3)	To consider an advisory vote with respect to the frequency of a shareholder vote to approve a non-binding resolution to approve the compensation of our named executive officers;

	(4)	To ratify the selection of Schumacher and Associates, Inc. as our independent registered public accounting firm for the fiscal year ending April 30, 2013; and

	(5)	To transact such other business as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” Items 1and 2, to vote for “THREE YEARS” with respect to the frequency of a shareholder vote to approve the non-binding resolution to approve compensation of our named executive officers and “FOR” Item 4.

Record Date:	You are entitled to attend the Annual Meeting and can vote if you were a stockholder of record as of the close of business on February 22, 2013.

Annual Report:	A copy of our April 30, 2012 Annual Report is enclosed.

Date of Mailing:	This notice and the Proxy Statement are first being mailed to stockholders on or about February 22, 2013.

By Order of the Board of Directors of

CornerWorld Corporation

/s/ Scott N. Beck

Scott N. Beck

Chief Executive Officer and Chairman of the Board of Directors

Dallas, Texas

February 22, 2013

YOUR VOTE IS IMPORTANT

It is important that your shares are represented and voted at the Annual Meeting. Whether or not you plan to attend the meeting, please provide your proxy by marking, dating and signing the enclosed proxy card and returning it promptly in the enclosed envelope. Stockholders also may have the option of voting electronically through the Internet or by telephone. See “How Can I Vote?” below for more information. Please read the accompanying Proxy Statement and the voting instructions printed on your proxy card for details about electronic voting procedures. If you are able to attend the meeting and wish to vote your shares personally, you may do so at any time before the polls close at the meeting.

TABLE OF CONTENTS

General Information	5

Proposal One: Election of Directors	8

Directors, Executive Officers and Corporate Governance	9

Executive Compensation	11
Summary Compensation Table	11
Outstanding Equity Awards at Fiscal Year-End	12
Potential Payments on Termination or Change in Control	13

Proposal Two: To adopt a non-binding resolution to approve the compensation of our named executive officers;	13

Proposal Three: To consider an advisory vote with respect to the frequency of a shareholder vote to approve a non-binding resolution to approve the compensation of our named executive officers;	14

Benefit Plans	14

Director Compensation	15

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	15

Proposal Four: Ratification of Independent Registered Public Accounting Firm	16

Certain Relationships and Related Party Transactions	17

Other Matters	18

CORNERWORLD CORPORATION

13101 Preston Road, Suite 100

Dallas, Texas 75240

______________

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 17, 2013

______________

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of CornerWorld Corporation (the “Company” or “CornerWorld”), a Delaware corporation, for the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Company’s main offices, 13101 Preston Road, Suite 100, Dallas, Texas 75240, on Wednesday, April 17, 2013, at 11:00 a.m. local time and at any adjournments or postponements thereof. Shares represented by proxy cards in the form enclosed will be voted at the Annual Meeting if the proxy card is properly executed, returned to the Company before the Annual Meeting and not revoked. Any stockholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy card or by attending the Annual Meeting, withdrawing the proxy and voting in person. Your attendance at the Annual Meeting will not constitute automatic revocation of the proxy. These proxy materials were first mailed to stockholders on or about February 22, 2013.

PURPOSE OF MEETING

At the Annual Meeting, stockholders will be asked to consider proposals:

(i)	to elect two Directors to serve a one-year term;

(ii)	to adopt a non-binding resolution to approve the compensation of our named executive officers;

(iii)	to consider an advisory vote with respect to the frequency of a shareholder vote to approve a non-binding resolution to approve the compensation of our named executive officers;

(iv)	to ratify the selection of Schumacher and Associates, Inc. as the Company’s independent registered public accountants for the fiscal year ending April 30, 2013; and

(v)	to transact such other business as may properly come before the meeting.

The Board of Directors recommends that stockholders vote “FOR” the nominees for Director and “FOR” the proposal to ratify the selection of Schumacher and Associates, Inc.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will vote upon specific proposals as described in more detail in the proxy statement. In addition, our management will report on the Company’s performance over the last fiscal year and, following the meeting, respond to questions from stockholders.

Who may attend the Annual Meeting?

The Board of Directors set February 22, 2013 as the Record Date (the “Record Date”) for the Annual Meeting. All stockholders who owned shares of record of CornerWorld common stock at the close of business on the Record Date, or their duly appointed proxies, may attend and vote at the Annual Meeting or any adjournments thereof. Please note that if you hold shares in “street name” (that is, in a brokerage account or through a bank or other nominee), you will need to bring personal identification and a copy of a statement reflecting your share ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Who can vote?

Each stockholder who owned common stock of the Company (the “Common Stock”) at the close of business on the Record Date is entitled to one vote for each share of Common Stock held on all matters to be voted on. At the close of business on the Record Date, there were 157,313,704 shares of our Common Stock outstanding.

What am I voting on?

You will be voting on the following four items of business at the Annual Meeting:

•	the election of Mr. Scott N. Beck and Mr. Marc Blumberg to serve as Directors until the 2014 Annual Meeting of stockholders or until their successors are elected and qualified; and

•	the adoption of a non-binding resolution to approve the compensation of our named executive officers;

•	the consideration of an advisory vote with respect to the frequency of a shareholder vote to approve a non-binding resolution to approve the compensation of our named executive officers

•	the ratification of Schumacher and Associates, Inc. as our independent registered public accounting firm for the fiscal year ending April 30, 2013.

We will also consider other business that properly comes before the meeting.

How many votes are required to hold the Annual Meeting?

The required quorum for the transaction of business at the Annual Meeting is a majority of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.  If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote certain shares as to certain matters, which is known as a “broker non-vote,” those shares will have no effect on the voting of such matter, but will be counted for purposes of establishing a quorum.

How many votes are required to pass a proposal?

A plurality of the votes cast is required to elect Directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. A vote is withheld when a properly executed proxy is marked “WITHHELD FROM ALL NOMINEES” or “FOR ALL NOMINEES EXCEPT AS NOTED ABOVE” for the election of one or more Directors. The affirmative vote of a majority of the votes present or represented and entitled to vote is required for all other matters.

What does it mean to vote by proxy?

By giving your proxy, you give someone else the right to vote your shares in accordance with your instructions. In this way, you assure that your vote will be counted even if you are unable to attend the Annual Meeting. In this case, we are asking you to give your proxy to Scott N. Beck, Chief Executive Officer, and his respective designees. If you give your proxy but do not include specific instructions on how to vote, your shares will be voted FOR the election of the Board’s nominees and FOR the ratification of the appointment of the independent accountants.

How does the Board recommend I vote on the proposals?

The Board recommends votes:

•	FOR the election of each of the nominees for Director named in this Proxy Statement; and

•	FOR the adoption of a non-binding resolution to approve the compensation of our named executive officers;

•

FOR THREE YEARS with respect to the consideration of an advisory vote with respect to the frequency of a shareholder vote to approve a non-binding resolution to approve the compensation of our named executive officers

•	FOR the ratification of Schumacher and Associates, Inc. as our independent registered public accounting firm for fiscal 2013.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most CornerWorld stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Co, CornerWorld’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by CornerWorld. As the stockholder of record, you have the right to grant your voting proxy or to vote in person at the Annual Meeting. CornerWorld has enclosed or sent a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote your shares.  Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

How can I vote?

CornerWorld is offering stockholders of record the following methods of voting:

•	Electronic Voting by Telephone or Internet (available only to beneficial owners):

—  Telephone: You may vote by telephone; or

—  Internet: You may vote over the Internet;

•

Proxy Card (available to beneficial and record owners): If you received a paper copy of these proxy materials, you may indicate your vote on the enclosed proxy card by signing and dating the card where indicated and mailing the card in the enclosed prepaid envelope; or

•

In-Person (available to beneficial and record owners): You may also vote in person at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes for the election of Directors, so you will not be able to vote more than once for any individual Director, even if you withhold your vote for any other Director.

What happens if additional proposals are presented at the Annual Meeting?

Other than the election of Directors and the ratification of the independent registered public accounting firm, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, Scott N. Beck, our Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under our By-laws, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed and, accordingly, stockholders may not present proposals at the Annual Meeting.

Can I change my vote?

You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy card with a later date and returning it to us prior to the Annual Meeting;

•	voting again by telephone or through the Internet prior to 11:59 pm (EDT), on April 16, 2013;

•	giving written notice to the Corporate Secretary of the Company by April 16, 2013; or

•	voting again at the meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you notify our Corporate Secretary in writing before the polls close that you wish to revoke a previous proxy. You may revoke your proxy at any time before the proxy has been voted at the Annual Meeting by taking one of the actions described above.

Who will count the votes?

Representatives of our transfer agent, Continental Stock Transfer & Trust Co., will count the votes and will serve as the independent inspector of the election.

What if I return my proxy card but do not provide voting instructions?

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•	FOR the election of each of the nominees for Director named in this Proxy Statement: Mr. Scott N. Beck and Mr. Marc Blumberg; and

•	FOR the adoption of a non-binding resolution to approve the compensation of our named executive officers;

•

FOR THREE YEARS with respect to the consideration of an advisory vote with respect to the frequency of a shareholder vote to approve a non-binding resolution to approve the compensation of our named executive officers

•	FOR the ratification of Schumacher and Associates, Inc. as our independent registered public accounting firm for the fiscal year ending April 30, 2013.

Will my shares be voted if I do not provide my proxy?

If a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be entitled to vote with respect to that matter.  Accordingly, a “broker non-vote” will be counted toward the establishment of a quorum, but, once a quorum is established, will have no effect on the voting on such matter.

Who is soliciting proxies?

Solicitation of proxies will be made by the Company’s management through the mail, in person, over the Internet or by telephone, without any additional compensation being paid to the Company’s management.  The cost of such solicitation will be borne by the Company.  In addition, the Company has requested that all brokers and other custodians of the Company’s stock forward proxies and soliciting materials to our stockholders.  The Company will reimburse them for the expenses incurred in so doing.

Deadline for receipt of stockholder proposals for 2014 Annual Meeting of Stockholders.

A stockholder wishing to submit a proposal to be considered for inclusion in the Proxy Statement and form of proxy relating to the 2014 Annual Meeting of Stockholders must submit the proposal in writing, and the proposal must be received by CornerWorld no later than October 25, 2013.

Date of our fiscal year end.

This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and also additional information about CornerWorld, its officers and Directors. Some of the information is stated as of the end of fiscal year 2012, and some information is provided as of a more current date. Our fiscal year ends on April 30.

PROPOSAL ONE:    ELECTION OF DIRECTORS

The Company currently has 2 Directors. The term of each Director expires at the Company’s annual meeting each year. The persons whose names are listed below have been nominated for election as Directors by the Board of Directors. Each nominee, if elected, will serve until the Annual Meeting in 2014 or until his successor has been elected and qualified.

The Board of Directors’ nominees for election as Directors for a one-year term expiring at the Company’s annual meeting in 2014 are as follows:

Name of Director	Age	Positions with CornerWorld Since
Scott N. Beck	39	Chief Executive Officer and Director, 2007
Marc Blumberg	40	Director, 2008

Scott N. Beck was appointed Chairman and Chief Executive Officer of CornerWorld after founding CornerWorld in 2007.  Prior to founding CornerWorld Corporation, from 2004 to present, Mr. Beck has served as Chairman and President of Beck Ventures, a venture capital firm that he founded.  Prior to founding Beck Ventures, Mr. Beck worked as an Associate Vice-President at JP Morgan Chase and Co’s Lab Morgan where he focused on new business formation and corporate strategy for the bank globally. Prior to joining JP Morgan Chase, Mr. Beck was a member of SG Cowen’s leveraged Finance Group, where he provided support to clients who access the high yield and leveraged finance capital markets. Preceding SG, Mr. Beck was a senior auditor at Ernst and Young LLP. Mr. Beck received a Masters of Accounting from the Kozmetsky School of Business at the University of Texas at Austin where he completed his B.B.A. Mr. Beck is a member of the Board of Directors of United Texas Bank and is President of Beck Properties Trophy Club.

Marc Blumberg was appointed Director subsequent to CornerWorld’s August 27, 2008 acquisition of Enversa Companies LLC (“Enversa”).  Mr. Blumberg has been with imc2 since 1997 and currently serves as their President. He leads their clients in developing innovative and effective marketing strategies.  Mr. Blumberg helped build the company from six to a staff of over 500 people providing services to Procter & Gamble, The Coca-Cola Company, and GlaxoSmithKline. Before joining imc2, Mr. Blumberg was a strategy consultant for Gemini Consulting’s MAC Group and for the New England Consulting Group. Mr. Blumberg has spent his professional career consulting with FORTUNE 500 companies. He holds a Bachelor of Science in Economics from the University of Pennsylvania’s Wharton School of Business.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES FOR THE BOARD OF DIRECTORS.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

The business and affairs of the Company are managed under the direction of the Board of Directors. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to stockholders. The Board believes that its practices align management and stockholder interests. Highlights of our corporate governance practices are described below.

Composition of the Board of Directors

Currently, we have 2 members on our Board of Directors.  Their identities and biographies are detailed in the previous section: Election of Directors.  Our Board of Directors is not currently divided into classes.

Additional Executive Officers

Marc Pickren, age 41, has served as our President since his appointment on May 9, 2011.  Prior to his appointment as President of CornerWorld, he served at the Company’s Chief Marketing Officer and as President of the Company’s Enversa division, which he co-founded with Marc Blumberg.  He is responsible for strategic vision, process architecture, and sales and marketing.  Before founding Enversa, Mr. Pickren spent nearly three years with J. Walter Thompson as a partner in their Government and Direct-Response Practice where he directed a worldwide team of account managers and online strategists. Prior to J. Walter Thompson, Mr. Pickren was with TMP Worldwide/Monster.com, where he helped the private yellow pages agency grow to a leading public Internet media concern that would become one of the most successful public offerings of the late 1990’s.

V. Chase McCrea III, age 44, has served as our Chief Financial Officer since his appointment September 18, 2009.  Mr. McCrea is a CPA with over 18 years of experience working with and for public companies serving in a variety of capacities.  Until July 2007, Mr. McCrea had served as the Interim Chief Financial Officer and Vice President of Finance of Home Solutions of America, Inc., a publicly traded construction concern. Prior to that, he worked as the Director of Finance for Penson Worldwide, Inc., an international securities clearing firm dating to the summer of 2006, and also as a Manager of SEC Reporting for chemical giant Celanese dating to the summer of 2005. For several years prior to 2005 Mr. McCrea had served as the Director of SEC Reporting for technology company DG Systems (the predecessor company to DG/FastChannel, Inc.) as well as serving as the Director of Finance for approximately five years for a telecommunications provider. Mr. McCrea’s experience includes over eight years working for Big Four accounting firms, where he attained the level of assurance manager. Mr. McCrea holds a Bachelor’s of Science in Accounting from the highly regarded accounting school at the University of Southern California.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Directors and executive officers, and any persons holding 10% or more of the Company’s common stock, to file reports of ownership and any changes in ownership of the Company’s stock. To the best of the Company’s knowledge, during the fiscal year ended April 30, 2012 its executive officers and directors complied with the Section 16(a) requirements with the exception that Mr. Pickren was late in filing a single Form 4 with respect to an option grant.

Code of ethics

The Company has not currently adopted a code of ethics.

Director Independence

Our common stock is currently quoted on the OTC Bulletin Board and is not listed on the Nasdaq Stock Market or any other national securities exchange. Accordingly, we are not currently subject to the Nasdaq continued listing requirements or the requirements of any other national securities exchange. Nevertheless, in determining whether a director or nominee for director should be considered “independent” the board utilizes the definition of independence set forth in Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our directors are not “independent” under these standards.

Board meetings

The Board of Directors held one meeting during the fiscal year ended April 30, 2012.  Mr. Beck and Mr. Blumberg attended the meetings.  Directors receive no compensation for meeting attendance.

Board committees

We do not have an audit, nominating or compensation committee. We intend, however, to establish an audit committee and a compensation committee of our Board of Directors in the future. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and our system of internal controls. The compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers.

We do not have an audit committee financial expert on our Board because we do not have an audit committee and hiring an expert would be cost prohibitive.

Board Structure

Our Board has not chosen to separate the positions of Chief Executive Officer and Chairman of the Board in recognition of the fact that our operations are sufficiently limited that such separation would not serve any useful purpose. Our Chairman and Chief Executive Officer is responsible for setting the strategic direction for our company and for the day-to-day leadership of our Company, as well as setting the agenda for Board meetings and presiding over meetings of the full Board.

Role of Board in Risk Oversight Process

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board does not have a standing risk management committee, but administers this function directly through the Board as a whole. The whole Board considers strategic risks and. opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s leadership structure facilitates the division of risk management oversight responsibilities and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Communications with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company by sending communications to the attention of the Chief Executive Officer at 13101 Preston Road Suite 100, Dallas Texas 75240.  If stockholders feel that their questions have not been sufficiently addressed through communications with the Chief Executive Officer, they may communicate with the Board of Directors by sending their communications to the Board of Directors, c/o the Chief Executive Officer at the same address.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by our Chief Executive Officer, our President, who had previously served as our Chief Marketing Officer, and our Chief Financial Officer for the last three fiscal years.  We do not have any other executive officers who were awarded, earned or were paid over $100,000.

Name and principal position (a)	Year (b)	Salary ($)(c)		Bonus ($)(d)		Stock Awards ($)(e) (1)	Option Awards ($)(f)(2)		All Other Compensation ($)(i)	Total ($)(j)
Scott N. Beck, Chairman of the Board of Directors, Chief Executive Officer	2012	250,000	(3)	—		—	—		—	250,000
	2011	250,000	(3)	65,470	(3)	107,662	—		—	423,132
	2010	250,000		134,375		—	—		—	384,375

Marc A. Pickren, President, previously Chief Marketing Officer	2012	216,250	(4)	45,000		—	35,000	(6)	—	296,250
	2011	200,000	(4)	55,000	(4)	40,633	—		—	295,633
	2010	200,000		72,157		—	6,995		—	279,152

V. Chase McCrea III, Chief Financial Officer	2012	165,000		27,514		—	—		—	192,514
	2011	156,250		39,876		25,633	6,800		—	228,589
	2010	109,598	(4)	13,000		—	8,500		—	131,098

(1)

The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with ASC Topic 718 (formerly FAS 123[R]) of stock awards granted to each named executive officer, and therefore include amounts from awards granted in and prior to the applicable fiscal year. Assumptions used in the calculation of this amount are included in footnote 8 to the Company’s audited financial statements for the fiscal year ended April 30, 2012 included in the Company’s Annual Report on Form 10-K.

(2)

The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the applicable fiscal year, in accordance with ASC 718 with respect to outstanding stock options granted to each executive officer, whether granted in that fiscal year or in prior fiscal years. These balances have not been adjusted for the potential impact of estimated forfeitures. Assumptions used in the calculation of this amount are included in footnote 8 to the Company’s audited financial statements for the fiscal year ended April 30, 2012 included in this Annual Report on Form 10-K.

(3)

On July 28, 2011, the Company entered into a new employment agreement with Mr. Beck pursuant to which, among other things, his annual base salary was adjusted to $400,000. On July 27, 2012, the Company and Mr. Beck agreed to amend Mr. Beck’s employment agreement such that Mr. Beck’s annual salary would be reduced to $250,000 per year for the period from July 28, 2011 through April 30, 2013.  Mr. Beck’s 2011 bonus was accrued at April 30, 2011 and remains deferred as of the date of this filing.  See also “Executive Employment Agreements” in the section that follows.

(4)

On September 13, 2011, the Company entered into a new employment agreement with Mr. Pickren pursuant to which, among other things, his annual base salary was adjusted to $220,000.   In addition, Mr. Pickren received a signing bonus totaling $55,000 which replaced his annual bonus for the year ended April 30, 2011 which had been accrued but not cash settled prior to April 30, 2011.  Pursuant to his employment agreement, Mr. Pickren also received 250,000 stock options. See “Executive Employment Agreements” in the section that follows.

(5)	Amounts reported include salary and consulting compensation earned prior to Mr. McCrea being named Chief Financial Officer effective September 18, 2009.

Executive Employment Agreements

On July 28, 2011, the Company entered into an employment agreement with Mr. Beck, its Chairman and Chief Executive Officer. Pursuant to his employment agreement, Mr. Beck is paid an annual base salary of $400,000, an annual performance based cash bonus subject to the discretion of the Board of Directors, an annual warrant to purchase 1% of the then outstanding common shares of the Company at a strike price equal to the average closing price for CornerWorld’s common stock for the five trading days immediately preceding the date of grant, a bonus fee of 2% of all equity and debt raised during the time of his contract payable out of proceeds at closing of such equity and/or debt capital transaction, a 3.50% fee for the transaction value of all acquisitions as defined in his employment agreement payable at closing, warrants equal to 3.25% of the equity issued pursuant to any debt and equity raised during the time of his employment agreement, a warrant equal to 3.25% of the transaction value of any equity issued in association with all acquisitions and the greater of 5% of fair market value or $5.0 million buyout fee in the case of a change in control. In addition, Mr. Beck’s employment agreement provides for an annual increase of Mr. Beck’s base salary by 5% every year during the term of the agreement; this adjustment was waived for the twelve month period beginning May 1, 2012. Mr. Beck’s employment agreement also provides that, if he is terminated without cause prior to the end of the employment agreement, he will be paid the full amount of his base salary for any days remaining in the full ten year term, the Company will purchase all equity instruments held by Mr. Beck and the Company will pay Mr. Beck $5.0 million within six months of his termination. Finally, Mr. Beck will receive 10% of amounts payable to the Company as a result of any patent infringement litigation. Mr. Beck’s employment agreement continues through July 27, 2021.

On July 27, 2012, the Company and Mr. Beck agreed to amend Mr. Beck’s employment agreement such that Mr. Beck’s annual salary would be reduced to $250,000 per year for the period from July 28, 2011 through April 30, 2013.  After that point, Mr. Beck’s salary would return to $400,000 per annum.  In addition, the amendment provided that Mr. Beck would not receive the annual warrant grant until July 28, 2013.

On September 13, 2011, the Company entered into an employment agreement with Mr. Pickren, its President. Pursuant to his employment agreement, Mr. Pickren is paid an annual base salary of $220,000 and commissions based on new clients acquired by Mr. Pickren. Mr. Pickren was paid a one-time signing bonus of $55,000 related to entering into this agreement. In addition, in accordance with his employment agreement, on September 21, 2011, Mr. Pickren was issued 250,000 options to purchase the Company’s common stock at an exercise price of $0.30 per share. The option contains vesting provisions consistent with other options issued to employees and expires at the end of 5 years. Mr. Pickren’s employment agreement continues through September 15, 2013.

Mr. McCrea is employed subject to his employment agreement which became effective August 1, 2010. Pursuant to his employment agreement, Mr. McCrea is paid an annual base salary of $165,000 and a cash bonus equivalent up to 25% of his base salary. With respect to Mr. McCrea’s bonus, 33% is at the discretion of the Chief Executive Officer, 33% is payable to the extent the Company’s EBITDA exceeds $1.5 million and 33% if the Company completes its public filings in a timely manner. Mr. McCrea is also to be paid a severance equal to six months of his base salary should he be terminated without cause. On July 27, 2012, the Company and Mr. McCrea amended Mr. McCrea’s employment agreement such Mr. McCrea’s agreement continues through July 31, 2014 instead of July 30, 2012.  All other terms remain unchanged.

During the fiscal year ended April 30, 2012, there has been no occurrence of the re-pricing of an outstanding option or other equity-based award and no waiver or modification of any specified performance target with respect to any amount included in non-stock incentive plan compensation.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information regarding stock option awards previously granted which were outstanding at April 30, 2012.

		Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (b)	Number of Securities Underlying Unexercised Unexercisable Options (c)	Equity Incentive Plan: Number of Securities Underlying Unexercised Unearned Options (d)	Weighted Average Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares of Units of Stock That Have Not Vested (g)	Market Value of Shares of Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($) (i)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (j)
Scott N. Beck	—	—	—	—	—	—	—	—	—
Marc Pickren	612,500	200,000	—	$0.42	8/26/13	—	—	—	—
V. Chase McCrea III	287,500	162,500	—	$0.20	10/12/15	—	—	—	—

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL

Each of Mr. Beck and Mr. McCrea are named Executive Officers currently employed subject to employment agreements.  Pursuant to their respective employment agreements, they are entitled to payments for termination for reasons other than cause or resulting from a change in control described as follows:

Should Mr. Beck be terminated prior to the expiration of his contract for a reason other than cause, as defined in his employment agreement, he is entitled to the following:

a)	Payment of the full amount of base salary for the days remaining of the contract for the full ten (10) year period of the contract; paid in full on the six month anniversary of the date of termination

b)

Any bonus amount that would otherwise have been payable to Employee, payable on the next date on which a bonus amount would have otherwise been payable to Employee following the  termination Date, prorated through the Termination Date;

c)	any vacation pay accrued but unpaid as of the Termination Date, payable in a single lump sum payment on the Termination Date; and

d)	the lump sum payment of Five Million Dollars ($5,000,000) paid in full on the six month anniversary date of the date of termination.

Should Mr. McCrea be terminated prior to the expiration of his contract for a reason other than cause, as defined in his employment agreement, he is entitled to the following:

a)	Payment of his base salary for 180 days payable in accordance with the customary payroll practices of the Company for a period of 180 days

b)

Any bonus amount that would otherwise have been payable to Employee, payable on the next date on which a bonus amount would have otherwise been payable to Employee following the  termination Date, prorated through the Termination Date; and

c)	any vacation pay accrued but unpaid as of the Termination Date, payable in a single lump sum payment on the Termination Date.

PROPOSAL 2: TO ADOPT A NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under the rules of the SEC the Company is required to provide its shareholders with the opportunity to cast an advisory (non-binding) vote on the executive compensation program for the Company’s Named Executive Officers disclosed in the proxy statement. This proposal is commonly known as a “say on pay” proposal. This allows our shareholders the opportunity to communicate to the Board of Directors their views on the compensation of our named executive officers.

The executive officers named in the Summary Compensation Table and deemed to be “Named Executive Officers” are Scott N. Beck. Marc A. Pickren and V. Chase McCrea III. Reference is made to the Summary Compensation Table and disclosures set forth under “Executive Compensation” in this proxy statement. This vote is advisory in nature and non-binding; however, the Board of Directors will have the ability to consider the shareholder vote when determining executive compensation through the following resolution:

“Resolved, that the shareholders of the Company approve, on an advisory basis, the compensation of the Named Executive Officers as described in the proxy statement for the 2013 Annual Meeting of Shareholders.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. UNLESS YOU SPECIFY OTHERWISE, THE BOARD INTENDS THE ACCOMPANYING PROXY TO BE VOTED FOR THIS PROPOSAL.

PROPOSAL 3. ADVISORY VOTE ON THE FREQUENCY OF THE NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

In addition to the non-binding advisory vote on executive compensation, the rules of the SEC also require the Company to provide shareholders with the opportunity to cast an advisory vote on whether the say on pay vote will occur every one, two or three years, or whether the shareholders wish to abstain from this vote. If you are a registered shareholder (that is, if you own shares directly in your own name and they are either kept at our transfer agent or are in your possession) the enclosed proxy card provides you with a choice of voting on the Company holding say on pay every one, two or three years, or to abstain from voting on this proposal. If you are a beneficial owner (that is, if your shares are held for you by your bank, broker or other holder of record) please refer to the voting instruction card provided by your bank, broker, or other holder of record, which should include these same four voting choices. While this proposal is advisory and is not binding on the Company, the Board appreciates and values shareholders’ views on this issue, and believes that a say on pay vote every three years provides a reasonably cost efficient timeframe for the shareholders to determine the appropriateness of the compensation of our named executive officers and for the Company to respond to shareholder feedback. While the Board is recommending that shareholders vote in favor of holding say on pay every three years, you are not voting to approve or disapprove the Board’s recommendation. The proxy card provides you with a choice of voting for the Company holding say on pay every one, two or three years, or abstaining from voting on this proposal.

The Board of Directors has determined that a frequency of every three years will be the most efficient timeframe for the shareholders to determine the appropriateness of the compensation of our named executive officers and for the Company to respond to shareholder feedback.

The Board of Directors recommends a vote FOR the Company holding say on pay every THREE YEARS. Unless you specify otherwise, the Board intends the accompanying proxy to be voted in accordance with its recommendation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NON-BINDING RESOLUTION TO VOTE EVERY THREE YEARS TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

BENEFIT PLANS

Stock Compensation Plans:

Incentive Stock Plan

On August 17, 2007, the Company’s board of directors adopted and implemented the Company’s 2007 Incentive Stock Plan. Under the Incentive Stock Plan, the Company is authorized to issue 4,000,000 shares of its common stock to the Company’s directors, officers, employees, advisors or consultants.

Any Incentive Stock Option granted to an employee of the Company shall become exercisable over a period of no longer than 5 years, and no less than 20% of the shares covered thereby shall become exercisable annually. 25% of shares vest on the six month anniversary of the date of grant, the Initial Vesting Date, while the remaining options vest annually in 25% increments beginning on the first anniversary of the Initial Vesting Date. The options expire 10 years from the grant date.

The number of shares outstanding under the Company’s 2007 Incentive Stock Plan as of April 30, 2012 was 1,985,000 of which 963,750 had become fully vested.

Stock Compensation Plan

On August 17, 2007, the Company’s board of directors adopted and implemented the Company’s 2007 Stock Compensation Plan. The total number of shares of the Company’s common stock which may be purchased or granted directly by Options, Stock Awards or Warrants under the Compensation Plan shall not exceed 4,000,000 shares of the Company’s common stock.

Awards granted to a participant of the Company shall become exercisable over a period of no longer than 5 years, and may vest as determined at the Company’s discretion at the time of grant.

As of April 30, 2012, 925,000 authorized shares under the Company’s 2007 Stock Compensation Plan had been granted of which 868,750 had become fully vested.

DIRECTOR COMPENSATION

We do not compensate our directors for their time spent on our behalf, but they are entitled to receive reimbursement for all out of pocket expenses incurred for attendance at our Board of Director meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of February 22, 2013 (except where otherwise noted), certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock, (ii) each of the Company’s Directors, (iii) each of the executive officers and (iv) all current Directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date. As of February 22, 2013, the Directors and executive officers of the Company held a total of 43,895,564 shares of Common Stock entitled to vote, representing 27.1% of the then outstanding shares of Common Stock.

Beneficial Owner	Amount of Common Stock Beneficially Owned as of February 22, 2013 (1)	Percentage of Common Stock Outstanding (1)

Executive Officers and Directors (2)
Scott Beck (3)	29,051,038	18.3%
Marc Blumberg (4), (7)	5,138,686	3.2%
Marc Pickren (5)	6,305,840	4.0%
V. Chase McCrea III (6)	3,400,000	2.2%
All executive officers and directors as a group (consisting of 4 individuals)	43,895,564	27.1%

Other 5% stockholders:
IU Holdings II, LP (8)	58,314,132	37.1%
Internet University, Inc. (7)	29,057,006	18.5%
Total Executive Officers, Directors and Affiliates (2)	131,266,702	71.4%

(1)

The number of shares of Common Stock outstanding as of February 22, 2013 was 157,313,704. The number of beneficially owned shares includes 1,575,000 shares issuable pursuant to stock options that may be exercised within sixty (60) days after February 22, 2013 as well as 3,321,000 shares issuable pursuant to warrants that are immediately exercisable.

(2)

Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the officers and Directors named in the table have sole voting and investment power with respect to all shares of Common Stock. Unless otherwise indicated, the business address of each beneficial owner listed is 13101 Preston Road, Suite 100, Dallas, Texas 75240.

(3)	Includes 1,321,000 shares issuable upon exercise of warrants immediately exercisable as of February 22, 2013.

(4)

Includes 1,500,000 warrants to purchase common stock exercisable within sixty (60) days of February 22, 2013. In addition, the number includes 500,000 shares issuable upon exercise of stock options exercisable or that vest within 60 days of February 22, 2013.

(5)

Includes 500,000 warrants to purchase common stock exercisable within sixty (60) days of February 22, 2013. In addition, number includes 675,000 shares issuable upon exercise of stock options exercisable or that vest within 60 days of February 22, 2013.

(6)	Includes 400,000 shares issuable upon exercise of stock options exercisable or that vest within 60 days of February 22, 2013.

(7)	Mr. Blumberg is a shareholder and the President of Internet University, Inc. His business address and the business address of this entity is 12404 Park Central, Suite 400, Dallas, Texas 75251.

(8)

The business address of this entity is 5005 LBJ, Freeway, Suite 370 Occidental Tower Management, Dallas, TX 75244.  See “Certain Relationship ad Related Transactions” below for additional information regarding this entity.

PROPOSAL FOUR:    RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Schumacher and Associates, Inc. to audit our consolidated financial statements for the fiscal year ended April 30, 2013.  The Company engaged Schumacher and Associates, Inc. as its independent auditors for the year ended April 30, 2012.

Representatives of Schumacher and Associates, Inc. will be present at the Annual Meeting telephonically and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

We are asking our stockholders to ratify the selection of Schumacher and Associates, Inc. as our independent registered public accounting firm. Although ratification is not required by our By-laws or otherwise, the Board is submitting the selection of Schumacher and Associates, Inc. to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Company may in its discretion select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Audit and Related Fees

The following is a summary of fees and services approved by the Company and billed by Schumacher and Associates, Inc. for the fiscal years ended April 30, 2012 and 2011.

	Year ended April 30,
	2012	2011

Audit Fees (1)	$54,200	$46,800
Audit Related Fees (2)	—	—
Total (3)	$54,200	$46,800

(1)

Audit Fees. This represents the aggregate fees billed to us in each of fiscal 2012 and fiscal 2011 for professional services rendered by Schumacher and Associates, Inc. for (i) the audit of our annual financial statements included in our annual report on Form 10-K and (ii) the review of our interim financial statements included in the quarterly reports.

(2)

Audit-Related Fees. The aggregate fees billed to us in each of fiscal 2012 and fiscal 2011 for professional services rendered by Schumacher and Associates, Inc. for audit-related fees including statutory and regulatory filings was zero.  We do not currently engage Schumacher and Associates, Inc. to perform internal control testing.

(3)	We do not currently engage Schumacher and Associates, Inc. to perform tax or other services.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF SCHUMACHER AND ASSOCIATES, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 30, 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As part of the Company’s acquisition of Enversa, the Company borrowed $1,500,000 from Internet University, Inc., Marc Blumberg and Marc Pickren (collectively, the “Enversa Sellers”).  Mr. Blumberg is a member of the Company’s Board of Director as well as the president of Internet University, Inc. and Mr. Pickren is the President of the Company.  On March 30, 2011, the Company entered into amendments to its promissory notes with the Enversa Sellers (collectively the “Tier 4 Junior Notes”). The amendments to the Tier 4 Junior Notes revised the repayment schedules of the Tier 4 Junior Notes such that principal payments would commence and be payable annually beginning on March 31, 2012 until such time as the Tier 4 Junior Notes mature on March 31, 2016. On February 6, 2012, the Company amended the Tier 4 Junior Notes such that the commencement of principal payments was deferred until August 31, 2012 and interest payments could be paid or accrued at the choice of the Company.  Interest payments accrue at a revised rate of 10% per annum and interest accrues on any unpaid interest balance. The Company recorded interest of $161,999, $65,997 and $115,247 on these notes during the years ended April 30, 2012, 2011 and 2010, respectively.  On October 31, 2012, the Company converted the balance of these notes totaling $1,364,199 as well as all outstanding accrued interest in the amount of $100,716, into 9,766,097 shares of the Company’s common stock at a rate of $0.15 per share. The average trading price of the Company’s common stock for the five days prior to the conversion was $0.04 and the difference was accounted for as paid in capital from a related party in the amount of $1,455,150. The conversion price was determined based on negotiation between the Company and the holders of the Tier 4 Junior Notes.

As part of the February 23, 2009 Woodland Acquisition, the Company borrowed $1,900,000 from IU Investments LLC. On March 30, 2011, the Company amended its Promissory Note to IU Investments, LLC (the “Tier 3 Junior Note”).  Subsequent to March 30, 2011, the Company has amended the Tier 3 Junior Note multiple times interest payments can  be either accrued or payable at the choice of the Company at a rate of 10% per annum.  In addition, the multiple amendments to the Tier 3 Junior Note subsequent to March 30, 2011  revised the payment schedule such that the next principal payment of $191,919 will be due and payable on June 30, 2015 followed by two quarterly principal payments of $134,400 payable on September 30, 2015 and December 31, 2015, respectively and one final principal payment totaling $67,200 on March 31, 2016 after which time the Tier 3 Junior Note will be paid in full.  IU Investments, LLC is an entity owned by the parents of the Company’s Chief Executive Officer. The Company recorded interest of $55,073, $104,324 and $177,219 on this facility during the years ended April 30, 2012, 2011 and 2010, respectively. The balance of this note, not including accrued interest of $58,217, totaled $527,915 at January 31, 2013.

On March 30, 2011, the Company entered into a subordinated $1.5 million promissory note (the “Tier 2 Junior Note”) with IU Holdings, LP (“IUH”). Interest on the outstanding principal amount under the Tier 2 Junior Note can be accrued or is payable at the Company’s discretion at a rate of 10% per annum.  Principal is payable in quarterly installments of $187,500 commencing on May 31, 2013 until it matures on February 28, 2015 at which time the Tier 2 Junior Note will be paid in full.  As additional consideration to induce IUH to enter into the Tier 2 Junior Note, the Company issued to IUH, 48,414,132 shares of CornerWorld Corporation Common stock. IUH is a partnership whose limited partners include the family of the Company’s Chief Executive Officer.  Steve Toback, the uncle of the Company’s Chief Executive Officer, serves as the manager of IU Holdings, GP, LLC which is the general partner of IUH.  The Company recorded interest expenses of $160,521 and $15,500 during the years ended April 30, 2012 and 2011, respectively, to IUH as a result of this note.  The balance of this note, not including accrued interest of $163,151, totaled $1,500,000 at January 31, 2013.

On March 30, 2011, the Company entered into a subordinated $400,000 promissory note (the “Tier 5 Junior Note”) with Internet University.  Principal under the Tier 5 Junior Note is payable in monthly installments of $35,000 until such point as the Tier 5 Junior Note matures on April 30, 2013.  The Company amended this note multiple times during the fiscal year ended April 30, 2012 such that interest on the outstanding principal amount under the Tier 5 Junior Note can be accrued or is  payable at the Company’s choosing at a rate of 10% per annum.  As additional consideration to induce the Tier 5 Junior Lender to enter into this Promissory Note, the Company issued the Tier 5 Junior Lender, 12,910,435 shares of CornerWorld Corporation Common stock.  The Company recorded interest expenses of $37,027 and $5,000 on this facility during the years ended April 30, 2012 and 2011, respectively.  The balance of this note, not including accrued interest of $26,357,   totaled $80,000 at January 31, 2013.

On March 30, 2011, the Company entered into a subordinated $389,942 promissory note (the “Tier 7 Junior Note”) with Scott N. Beck, the Company’s Chief Executive Officer.   The Company amended this note multiple times during the fiscal year ended April 30, 2012 such that the payment schedule was revised and  interest on the outstanding principal amount under the Tier 7 Junior Note can be accrued or is payable at the Company’s choosing at a rate of 10% per annum.  Principal payments commence on June 30, 2013 at a rate of $12,746/month until such time as the Tier 7 Junior Note matures on July 31, 2015.  As additional consideration to induce Mr. Beck to enter into this Promissory Note, the Company issued Mr. Beck 12,585,802 shares of CornerWorld Corporation Common stock.  The Tier 7 Junior Note consists primarily of prior accounts payable and accrued bonuses.  The Company recorded interest of $34,631 and $3,250 on this facility during the years ended April 30, 2012 and 2011, respectively.  The balance of this note, not including accrued interest of $36,867,   totaled $338,958 at January 31, 2013.

The Company is party to a lease agreement with 13101 Preston Road, LP pursuant to which is leases office space for its corporate headquarters.  The limited partners of 13101 Preston Road, LP are trusts created by the father of the Company’s Chief Executive Officer. The lease is for 5 years with minimum future rentals of $90,000 in the next fiscal year, $160,044 in the following year followed by $166,044 and $113,576 in the final two years.  The Company paid $199,820 and $47,922 in rent during the years ended April 30, 2012 and 2011, respectively.  The Company also placed a $20,000 deposit on the space for this space.

In addition, the Company provides accounting, human resources and certain IT services to an entity controlled by the family of the Company’s Chief Executive Officer for $5,000 per month.  The Company received $5,000 from this entity during the year ended April 30, 2012.

Policy Regarding Transactions with Related Persons

We do not have a formal, written policy for the review, approval or ratification of transactions between us and any director or executive officer, nominee for director, 5% stockholder or member of the immediate family of any such person that are required to be disclosed under Item 404(a) of Regulation S-K. However, our policy is that any activities, investments or associations of a director or officer that create, or would appear to create, a conflict between the personal interests of such person and our interests must be assessed by our Chief Executive Officer and our Chief Financial Officer.

OTHER MATTERS

The Board of Directors knows of no business other than that set forth above to be transacted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Form of Proxy to vote the shares they represent as the Board of Directors may recommend.  Discretionary authority with respect to such matters is granted by the execution of the enclosed Proxy.

The Company will mail, without charge and upon written request, a copy of the Annual Report on Form 10-K for the fiscal year ended April 30, 2012.  Requests should be sent to 13101 Preston Road, Suite 100, Dallas, Texas 75240, Attn. Chief Executive Officer.  Except as otherwise disclosed in this Proxy Statement, the Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

By Order of the Board of Directors,

/s/ Scott N. Beck

Scott N. Beck

Chairman of the Board and Chief Executive Officer

February 22, 2013

FORM OF PROXY

CORNERWORLD CORPORATION

13101 Preston Road, Suite 100, Dallas, Texas 75240

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CORNERWORLD CORPORATION  FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD April 17, 2013.

The undersigned (i) acknowledges receipt of the Notice dated February 22, 2013, of the Annual Meeting of Stockholders of CornerWorld Corporation (the “Company”) to be held on Thursday, April 17, 2013, at 10:00 a.m. local time at the Company’s main offices, 13101 Preston Road, Suite 100, Dallas, Texas 75240 and the Proxy Statement in connection therewith and (ii) appoints Scott N. Beck, the undersigned’s proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned on April 17, 2013, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any postponements or adjournments thereof, and the undersigned directs that this proxy be voted as set forth on the reverse.

If more than one of the proxies named herein shall be present in person or by substitute at the meeting or at any postponements or adjournments thereof, both of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTOR, “FOR” PROPOSAL 2, “FOR THREE YEARS” FOR PROPOSAL 3 AND “FOR” PROPOSAL 4.

(Continued and to be signed on the reverse side)

Δ FOLD AND DETACH HERE Δ

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCKS AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

Please mark your votes as indicated in this example	☒

1.	To elect a Director to serve a one-year term expiring in 2014 or until his successor has been duly elected and qualified.

	FOR	WITHHOLD AUTHORITY
Scott N. Beck	☐	☐
Marc Blumberg	☐	☐

FOR ALL NOMINEES EXCEPT AS NOTED ABOVE	☐
WITHHELD FROM ALL NOMINEES	☐

2.	To adopt a non-binding resolution to approve the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	To adopt a non-binding resolution to approve the compensation of our named executive officers.

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN
☐	☐	☐	☐

4.	To ratify the selection of Schumacher and Associates, Inc. as the Company’s registered public independent accountants for the fiscal year ending April 30, 2013.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Annual Meeting. No postage is required. You may nevertheless vote in person if you do attend.

Dated: _____________________________, 2013

__________________________________________ Signature of Stockholder

__________________________________________ Signature of Stockholder

__________________________________________ Title, if applicable

Δ FOLD AND DETACH HERE Δ